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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 19, 2000

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                             QUANTA SERVICES, INC.

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               (Exact name of registrant as specified in charter)

               DELAWARE                  001-13831          74-2851603
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     (State or other jurisdiction      (Commission         (IRS Employer
          of incorporation)            File Number)     Identification No.)


      1360 Post Oak Blvd., Suite 2100, Houston, TX              77056
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      (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code (713) 629-7600

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                                      N/A
                                      ---


         (Former name or former address, if changed since last report.)

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ITEM 5. OTHER EVENTS

         On July 19, 2000, Quanta Services, Inc. entered into an Underwriting Agreement which is attached hereto as exhibit 1.1 providing for the issuance of $150,000,000 aggregate principal amount of 4% Convertible Subordinated Notes due 2007 (the "Notes") plus up to an additional $22,500,000 aggregate principal amount of Notes which may be issued subject to the underwriters' over-allotment option, with a closing date of July 25, 2000. The terms of the Notes are governed by the Subordinated Indenture dated July 25, 2000 (attached hereto as exhibit 4.1) as supplemented by the First Supplemental Indenture dated July 25, 2000 (attached hereto as exhibit 4.2). In addition attached as exhibit 4.3 is the Third Amendment and Consent to Third Amended and Restated Secured Credit Agreement dated June 15, 2000 by and among Quanta Services, Inc., the Lenders (as defined therein) and Bank of America, N.A. f/k/a Nationsbank, N.A., as administrative agent for the Lenders.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         c) EXHIBITS

           Exhibit Number     Description of Document


                1.1 Underwriting Agreement dated July 19, 2000 by and among Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Bear, Stearns & Co. Inc., Raymond James & Associates, Inc., SunTrust Equitable Securities Corporation, Wachovia Securities, Inc. and Quanta Services, Inc.


                4.1 Subordinated Indenture dated July 25, 2000, by and between Quanta Services, Inc. and Chase Bank of Texas, National Association, as Trustee.


                4.2 First Supplemental Indenture dated July 25, 2000, by and between Quanta Services, Inc. and Chase Bank of Texas, National Association, as Trustee.


                4.3 Third Amendment and Consent to Third Amended and Restated Secured Credit Agreement dated June 15, 2000 by and among Quanta Services, Inc., the Lenders (as defined therein) and Bank of America, N.A. f/k/a Nationsbank, N.A., as administrative agent for the Lenders.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    QUANTA SERVICES, INC.


Date:   July 26, 2000               By:              /s/ Brad Eastman
                                             -----------------------------------
                                    Name:    Brad Eastman
                                    Title:   Vice-President, Secretary and
                                             General Counsel







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                                 EXHIBIT INDEX



         Exhibit Number       Description of Document


                1.1 Underwriting Agreement dated July 19, 2000 by and among Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Bear, Stearns & Co. Inc., Raymond James & Associates, Inc., SunTrust Equitable Securities Corporation, Wachovia Securities, Inc. and Quanta Services, Inc.


                4.1 Subordinated Indenture dated July 25, 2000, by and between Quanta Services, Inc. and Chase Bank of Texas, National Association, as Trustee.


                4.2 First Supplemental Indenture dated July 25, 2000, by and between Quanta Services, Inc. and Chase Bank of Texas, National Association, as Trustee.

                4.3 Third Amendment and Consent to Third Amended and Restated Secured Credit Agreement dated June 15, 2000 by and among Quanta Services, Inc., the Lenders (as defined therein) and Bank of America, N.A. f/k/a Nationsbank, N.A., as administrative agent for the Lenders.


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